SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                  FORM 8-K/A


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 28, 1995



                                COMCAST CORPORATION
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Pennsylvania                         0-6983                      23-1709202
- ----------------               ----------------              ----------------
(State or other                (Commission file                (IRS employer
jurisdiction of                      number)                  identification
incorporation)                                                      no.)



          1500 Market Street, Philadelphia, PA             19102-2148
        --------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (215) 665-1700


Item 5.  Other Events.


   On May 28, 1996, Comcast Corporation (the "Company") filed a current report on Form 8-K (the "Comcast 8-K") which incorporated by reference the audited combined financial statements of Scripps Cable for the year ended December 31, 1995 (the "Scripps Cable 1995 Financial Statements") from the Form 8-K/A(3) of The E.W. Scripps Company ("E.W. Scripps") (commission file no. 1-16914) filed on May 10, 1996. On July 18, 1996, E.W. Scripps filed Form 8-K/A(5) which amended the Scripps Cable 1995 Financial Statements. The Company hereby amends the Comcast 8-K to incorporate by reference the Scripps Cable 1995 Financial Statements included in the E.W. Scripps Form 8-K/A(5) in lieu of the Scripps Cable 1995 Financial Statements included in the E.W. Scripps Form 8-K/A(3). The Comcast 8-K is not amended in any manner except as described above.

Item 7.  Financial Statements and Exhibits.

         (b)  Exhibits.

         23.1 Consent of Deloitte & Touche LLP


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 22, 1996            COMCAST CORPORATION



                                       By:  /s/ Lawrence S. Smith
                                            ---------------------------
                                             Lawrence S. Smith
                                             Executive Vice President


                                 EXHIBIT INDEX


Exhibit No.                Exhibit

23.1                       Consent of Deloitte & Touche LLP